EXHIBIT 10.9

FIRST AMENDMENT TO
SECURITY AGREEMENT

THIS FIRST AMENDMENT SECURITY AGREEMENT (this “Amendment”), is dated as of April 15, 2010, by and among Win-Eldrich Gold, Inc., a Nevada corporation (“WEG”), Ashdown Project, LLC, a Nevada limited liability company (the “LLC” together with WEG, the “Debtors”) and Golden Phoenix Minerals, Inc. a Nevada corporation (“Secured Party”).

RECITALS

A.           On May 11, 2009 WEG issued a Limited Recourse Secured Promissory Note in the original principal amount of $5,300,000 (the “Original Note”) in favor of Secured Party and the LLC issued that certain Deed of Trust (the “Deed of Trust”) in favor of Secured Party.  The Original Note and Deed of Trust were executed and delivered pursuant to that certain Purchase and Sale of LLC Membership Interest Agreement dated May 11, 2009 among Secured Party, as Seller and WEG, as Purchaser (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, WEG acquired and purchased from Secured Party all of Seller’s membership interest in the LLC.

B.           In connection with the Purchase Agreement, the Original Note, and the Deed of Trust, the Debtors and Secured Party entered into that certain Security Agreement, dated as of May 11, 2009 (the “Security Agreement”).

C.           Secured Party has entered into that certain Membership Interest Purchase Agreement, dated as of even date herewith among Secured Party and Kenneth Ripley and David S. Pearl II (collectively, the “Sellers”) for the purchase of forty percent (40%) of the membership interests (the “Membership Interests”) in Ashdown Milling Company, LLC, a Nevada limited liability company.

D.           As consideration for the purchase of the Membership Interests from David S. Pearl II and Kenneth Ripley (the “Ripley-Pearl Assignment”), Secured party agreed to assign the rights to receive payment of the first NINE HUNDRED SEVENTY-EIGHT THOUSAND FOUR DOLLARS and SIXTY-TWO CENTS ($978,004.62) due Secured Party under the Original Note to David S. Pearl II and Kenneth Ripley on a pro-rata basis.

E.           WEG and Secured Party entered into that certain Settlement Agreement, dated as of April 9, 2010, by and among Earl Harrison, Holder and Maker to settle amounts owed from Holder to Earl Harrison (the “Harrison Settlement Agreement”).

F.           In connection with the Harrison Settlement Agreement, Secured Party has agreed to assign (the “Harrison Assignment” together with the Ripley-Pearl Assignment, the “Assignments”) the rights to receive payment of NINETY THOUSAND SEVENTY DOLLARS and NINETEEN CENTS ($90,070.19) due Holder under the Note to Earl Harrison.

G.           To facilitate the Assignments, WEG and Secured Party entered into that certain Promissory Note Modification Agreement (the “Modification Agreement”), dated as of even date herewith to, among other things, replace the Original Note with four (4) separate notes and amend the Security Agreement.

H.           Pursuant to the Modification Agreement, and as of even date herewith, WEG executed that certain Series A Limited Recourse Secured Promissory Note in the original principal amount of $4,231,925.19 (the “Series A Note”), that certain Series B-1 Limited Recourse Secured Promissory Notes in the original principal amount of $489,002.31 (the “Series B-1 Note”), that certain Series B-2 Limited Recourse Secured Promissory Notes in the original principal amount of $489,002.31 (the “Series B-2 Note”, jointly with the Series B-1 Note, the “Series B Notes”) and that certain Series C Limited Recourse Secured Promissory Note in the original principal amount of $90,070.19 (the “Series C Note”) all in favor of Secured Party.  Capitalized terms used, but not defined herein, shall have the respective meanings set forth in the Series A, B and C Notes.

I.           Debtors and Secured Party desire to amend the Security Agreement as set forth herein.  The Security Agreement, as amended hereby shall apply to and be attached as an exhibit to the Series A Note, the Series B Notes and the Series C Note.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, hereby agree as follows:

1.           Amendment.  The Security Agreement is hereby amended as follows:

(a)           The Recitals to the Security Agreement are hereby replaced in their entirety by the Recitals set forth in this Amendment.

(b)           The term, “Note” whenever used in the Security Agreement shall refer to the Series A Note, the Series B Notes and the Series C Note collectively.

2.           Security Agreement Affirmed.  Except as specifically set forth herein, the Security Agreement is hereby affirmed and deemed to continue in full force and effect.

3.           Incorporation by Reference.  The terms of the Security Agreement (as amended hereby) are hereby incorporated herein by this reference.

4.           Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

 [SIGNATURE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Security Agreement as of the date first above written.

DEBTORS:

WIN-ELDRICH GOLD, INC.,
a Nevada corporation

/s/ Perry Muller
By: Perry Muller
Its: President

ASHDOWN PROJECT, LLC, a
Nevada limited liability company

/s/ Jeff Gall
By: Jeff Gall
Its: CFO

SECURED PARTY:

GOLDEN PHOENIX MINERALS, INC.,
a Nevada corporation

/s/ Tom Klein
By: Tom Klein
Its: Chief Executive Officer

SIGNATURE PAGE
TO THE
FIRST AMENDMENT
TO THE
SECURITY AGREEMENT